                                                                    EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 8, 1998, by and among THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), with headquarters located at 25800 Commercenter Drive, Lake Forest, CA 92630, and each of the purchasers (individually the "Purchaser" and collectively the "Purchasers") set forth on the execution page hereof (the "Execution Page").

     WHEREAS:

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

B. The Company desires to sell, and each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement in two tranches, (a), in the first tranche, (i) convertible debentures in the aggregate principal amount of Seven Million Dollars ($7,000,000) of the Company, in the form attached hereto as Exhibit A (the "Debentures"), convertible into shares of the Company's
          ---------
common stock, no par value per share (the "Common Stock"), which Debentures shall, upon the terms and conditions stated in this Agreement, prior to or simultaneously with the closing of the second tranche described below, be exchanged for shares of the Company's preferred stock with a stated value equal to the aggregate outstanding principal balance of the Debentures with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law (the "Preferred Stock"), and (ii) warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire an aggregate
                                            ---------
number of shares of Common Stock computed by dividing the aggregate principal amount of such Debentures by the Fixed Conversion Price (as defined in the Debentures) multiplied by fifteen percent (15%) and (b), in the second tranche,
(i) shares of Preferred Stock with an aggregate stated value of Three Million Dollars ($3,000,000) and (ii) Warrants to acquire an aggregate number of shares of Common Stock computed by dividing the aggregate stated value of such Preferred Stock by the Fixed Conversion Price multiplied by fifteen percent (15%). The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures or the Preferred Stock (which defined term shall be deemed to include both the Preferred Stock issued in exchange for the Debentures and the Preferred Stock issued in the second tranche, as described above) are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Debentures, the

Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"),
                            ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:
1.   PURCHASE AND SALE OF DEBENTURES, PREFERRED STOCK AND WARRANTS; EXCHANGE
     -----------------------------------------------------------------------
FOR PREFERRED STOCK
-------------------

a.    Purchase of Debentures, Preferred Stock and Warrants; Exchange for
------------------------------------------------------------------------
Preferred Stock.  The issuance, sale and purchase of the Debentures, the
---------------
Preferred Stock and the Warrants shall occur in two tranches with separate closings, the first of which is hereinafter referred to as the "First Closing," the second of which is hereinafter referred to as the "Second Closing". The exchange of the Debentures for the Preferred Stock shall occur prior to or simultaneously with the Second Closing and the closing related to such exchange shall be hereinafter referred to as the "Exchange Closing". Each of the First Closing, the Second Closing and the Exchange Closing is hereinafter referred to as a "Closing". On the date of the First Closing or the date of the Second Closing, as the case may be, subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such Debentures or Preferred Stock, as the case may be, and the Warrants for the relevant purchase price as is set forth on such Purchaser's Execution Page attached hereto (the "Purchase Price"). Each Purchaser's obligation to purchase its Debentures or Preferred Stock, as the case may be, and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase its Debentures or Preferred Stock, as the case may be, and Warrants and no Purchaser shall be required to purchase hereunder more than the number of its Debentures or Preferred Stock, as the case may be, and Warrants set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase its Debentures or Preferred Stock, as the case may be, and Warrants hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser. On the date of the Exchange Closing, subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue shares of Preferred Stock to each Purchaser in exchange for such Purchaser's Debentures, and each Purchaser severally agrees to make such exchange. Each Purchaser's obligation to exchange its Debentures for Preferred Stock is distinct and separate from each other Purchaser's obligation to exchange its Debentures and no Purchaser shall be required to exchange hereunder more than the amount of Debentures such Purchaser had purchased notwithstanding any failure by any other Purchaser to exchange its Debentures hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

b.   Form of Payment; Mechanism of Exchange. At each of the First Closing or
     --------------------------------------
the Second Closing, each Purchaser shall pay such Purchaser's Purchase Price hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Debentures or Preferred Stock, as the case may be, and Warrants being purchased by such Purchaser and the Company shall deliver such Debentures or Preferred Stock, as the case may be, and Warrants against delivery of such Purchase Price. At the Exchange Closing, each Purchaser shall deliver such Purchaser's unconverted Debentures, against delivery of the shares of Preferred Stock being obtained by such Purchaser in such exchange and the Company shall deliver such Preferred Stock against delivery of such Debentures. Any interest accrued, but not paid, on the Debentures being exchanged shall, at the option of each

Purchaser, be, at the time of such exchange, (i) payable to the Purchaser in cash, or (ii) included in the stated value of the Preferred Stock being received by such Purchaser for the Debentures being exchanged by such Purchaser.

c.   Closing Date.  Subject to the satisfaction (or waiver) of the relevant
     ------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Debentures, Preferred Stock and the Warrants pursuant to this Agreement and the date and time of the exchange of the Debentures and the Warrants pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Time on June 8, 1998 and (ii) in the case of the Second Closing, 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing and (iii) in the case of the Exchange Closing 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing, and prior to or simultaneously with the Second Closing (subject, in each case, to a two
(2) business day grace period at either party's option, but in no event later than June 10, 1998, in the case of the First Closing), or, in each case, such other time as may be mutually agreed upon by the Company and the Purchasers.
The date of the First Closing, the Second Closing, or the Exchange Closing, as the case may be, shall hereinafter be referred to as the "First Closing Date," "Second Closing Date," or the "Exchange Closing Date," respectively. Each Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES
     ------------------------------------------

     Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

a.   Purchase for Own Account, Etc.  Purchaser is purchasing the Securities for
     ------------------------------
Purchaser's own account and not with a present view towards the sale or distribution thereof, and Purchaser acknowledges that the Securities may be sold only pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

b.   Accredited Investor Status.  Purchaser is an "Accredited Investor" as that
     --------------------------
term is defined in Rule 501(a) of Regulation D.

c.   Reliance on Exemptions.  Purchaser understands that the Securities are
     ----------------------
being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

d.   Information.  Purchaser and its counsel have been furnished all materials
     -----------
relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser or its counsel. Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

e.   Governmental Review.  Purchaser understands that no United States federal
     -------------------
or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.   Transfer or Resale.  Purchaser understands that (i) except as provided in
     ------------------
the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of Purchaser and such sale or transfer is pursuant to an exemption from such registration or pursuant to such registration; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

g.   Legends.  Purchaser understands that the Debentures and the Warrants and,
     -------
until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
(c) such holder provides the Company with reasonable assurances that such Security has been sold under Rule 144 or can be sold under Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security and Purchaser shall cooperate in the prompt replacement of such legend. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or sold under Rule 144.

h.  Authorization; Enforcement.  This Agreement and the Registration Rights
    --------------------------
Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

i.  Residency.  Purchaser is a resident of the jurisdiction set forth under
    ---------
the Purchaser's name on the Execution Page hereto executed by Purchaser.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
    ---------------------------------------------

    The Company represents and warrants to each Purchaser as follows:

a.  Organization and Qualification.  The Company and each of its subsidiaries is
    ------------------------------
a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Debentures, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

b.   Authorization; Enforcement.  (i) The Company has the requisite corporate
     --------------------------
power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement, to issue and sell the Debentures and Warrants in accordance with the terms hereof of the Preferred Stock to issue the Conversion Shares upon conversion of the Debentures in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof and, subject to (x) the Company obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof, (y) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (z) the Company issuing the Preferred Stock to the Purchasers, to issue and sell the Preferred Stock in accordance with the terms hereof and to issue Conversion Shares upon conversion of the Preferred Stock; (ii) the execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Debentures and the Warrants, and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and, subject only to the approval of the Company's stockholders at the meeting of stockholders referred to in Section 4(n) hereof, no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Debentures and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

c.   Stockholder Authorization. The Company believes that neither the
     -------------------------
execution, delivery or performance of its obligations under this Agreement, the Debentures, the Preferred Stock, the Warrants or the Registration Rights Agreement by the Company nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Debentures, the Preferred Stock, or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) require any consent or authorization of the Company's stockholders, including but not limited to consent under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule, subject only, with respect to the creation and issuance of the Preferred Stock, the issuance of Conversion Shares in connection with the conversion of the Preferred Stock and the obligations and the transactions relating to the Second Closing and the Exchange Closing, to the approval of the Company's stockholders as required by applicable law, rule or regulation (including Rule 4460(i) promulgated by the NASD).

d.   Capitalization.  The capitalization of the Company as of the date hereof,
     --------------
including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Debentures and exercise of the Warrants is set forth on Schedule 3(d). All
                                                            -------------
of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable (including the shares of Preferred Stock). No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are, and, upon issuance, the Preferred Stock will not be, subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 3(d), as of the date of this Agreement,
                               -------------
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(d), there are no securities or instruments
                       -------------
containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Debentures, the Preferred Stock, or the Warrants. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. On the date of each Closing, respectively, except for the issuance of some or all of the Securities as contemplated hereby, there are no changes to the representations and warranties contained in this

Section 3(d). The officer's certificate referred to in Section 7(a)(iv) and
Section 7(b)(iii) shall contain a written update of Schedule 3(d) as of each Closing Date.

e.   Issuance of Shares.  The Conversion Shares related to the Debentures
     ------------------
(subject to the limitations set forth in the Debentures) and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Debentures and exercise of the Warrants in accordance with, and subject to the limitations set forth in the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. Following (i) the Company obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof, (ii) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement, the Conversion Shares related to the Preferred Stock will be duly authorized and reserved for issuance, and upon conversion of the Preferred Stock in accordance with and subject to the limitations related to, the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

f.   No Conflicts.  The execution, delivery and performance of this Agreement,
     ------------
the Registration Rights Agreement, the Debentures, the Preferred Stock and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Debentures, the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), provided, however, that the authorization and issuance of the Preferred Stock and the exchange of the Debentures for the Preferred Stock shall require (i) the Company obtaining the approval of the shareholders of the Company of the matters referred to in
Section 4(n) hereof, (ii) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as each Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and except for filing an amendment to the Company's Articles of Incorporation to authorize the Preferred Stock, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Debentures or the Warrants, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

g.   SEC Documents, Financial Statements.  Since January 26, 1995, the date on
     -----------------------------------
which the Company consummated its initial public offering (the "IPO Date"), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after the IPO Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

h.   Absence of Certain Changes.  Since December 31, 1997, there has been no
     --------------------------
material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(h).
                                       -------------

i.   Absence of Litigation.  Except as disclosed in the SEC Documents filed
     ---------------------
prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body including, without limitation, the Securities and Exchange Commission or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which will have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

j.   Intellectual Property.  Each of the Company and its subsidiaries owns or
     ---------------------
is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as set forth on Schedule 3(j), neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles.
Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing.
The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

k.   Foreign Corrupt Practices.  Neither the Company, nor any of its
     -------------------------
subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

l.   Disclosure.  All information relating to or concerning the Company set
     ----------
forth in this Agreement or provided to each Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

m.   Acknowledgment Regarding the Purchasers' Purchase of the Securities.  The
     -------------------------------------------------------------------
Company acknowledges and agrees that each of Purchasers is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way, except as provided for or contemplated in Section 2 hereof. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

n.   Form S-3 Eligibility.  The Company is currently eligible to register the
     --------------------
resale of its Common Stock on a registration statement on Form S-3 under the
Securities Act.   There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

o.   No General Solicitation.  Neither the Company nor any distributor
     -----------------------
participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

p.   No Integrated Offering.  Neither the Company, nor any of its affiliates,
     ----------------------
nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

q.   No Brokers.  The Company has taken no action which would give rise to any
     ----------
claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with The Shemano Group, whose commissions and fees will be paid by the Company.

r.   Acknowledgment of Dilution.  The number of Conversion Shares issuable upon
     --------------------------
conversion of the Debentures may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with the terms of the Debentures is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Debentures and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

s.   Tax Status.  Except as set forth in the SEC Documents filed prior to the
     ----------
date hereof or on Schedule 3(s), the Company and each of its subsidiaries has
                  -------------
made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

t.   Title.  The Company and its subsidiaries have good and marketable title in
     -----
fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(t) or such as do not materially
                                -------------
affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

4.   COVENANTS.
     ---------

a.   Best Efforts.  The parties shall use their best efforts timely to satisfy
     ------------
each of the conditions described in Section 6 and Section 7 of this Agreement.

b.   Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect
     ---------------------
to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the First Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the First Closing Date. Within two trading days after the First Closing, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

c.   Reporting Status.  So long as the Purchaser beneficially owns any of the
     ----------------
Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

d.   Use of Proceeds; Limitation on Acquisitions.  The Company shall  use the
     -------------------------------------------
proceeds from the sale of the Debentures and the Warrants as set forth on

Schedule 4(d); provided, further, that the Company shall not use such proceeds
-------------
(i) to repurchase any Common Stock, (ii) to engage in any type of investment activity similar to that conducted on the date hereof by the Company's investment division or to otherwise provide such funds to such investment division, (iii) to make loans or engage in transactions with its directors, officers, employees, shareholders or their family members and affiliates (as such term is defined in Rule 12b-2 of the Exchange Act) of such persons or the Company or (iv) to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever. The Company shall not use any working capital to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever without the written consent of the Purchasers.

e.   Additional Equity Capital; Right of First Offer.  The Company agrees that
     -----------------------------------------------
during the period beginning on the date hereof and ending on the date which is 240 days following the First Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of each Purchaser, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("Future Offerings"). In addition, the Company will not conduct any Future Offering during the period beginning on the date hereof and ending 120 days following the expiration of the Lock-Up Period, unless it shall have first delivered to each Purchaser, at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitations"); provided, however, that in the event more than one Purchaser desires to purchase such securities, (a) the interested Purchasers may allocate such Future Offering among themselves by agreement among such Purchasers or, in the event such Purchasers cannot reach an agreement in such period, such Future Offering shall be allocated among them on a pro rata basis equal to the percentage each such Purchaser's Purchase Price bears to the sum of the Purchase Prices of such interested Purchasers. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to (i) the issuance of securities pursuant to an underwritten public offering,
(ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

f.   Expenses.  The Company shall pay to each Purchaser, at each Closing,
     --------
reimbursement for the expenses reasonably incurred by such Purchaser and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon each Purchaser's written request, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse the Purchasers for more than $35,000 pursuant to this Section 4(f).

g.   Financial Information. The Company agrees to send the following reports to
     ---------------------
each Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

h.   Reservation of Shares.  The Company shall at all times have authorized and
     ---------------------
reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the Debentures and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Debentures and the Warrants. In that regard, a "sufficient number of shares" with respect to the Debentures shall be deemed to be equal to the number of shares of Common Stock required to be reserved for issuance by the Company pursuant to Article IV of the Debentures, including without limitation, any increase in the number of shares so reserved that may be required in certain circumstances pursuant to such Article. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Debentures and the full exercise of the Warrants (except as a result of any such conversion or exercise) without the consent of the Purchasers.

i.   Listing. The Company shall promptly secure the listing of (i) the
     -------
Conversion Shares issuable upon the conversion of the Debentures, subject to the limitations contained therein, and (ii) following (x) the Company obtaining the approval of the shareholders of the Company of the matters referred to in
Section 4(n) hereof, (y) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (z) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement, the Conversion Shares issuable upon the conversion of the Preferred Stock and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Debentures and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares and Warrant Shares are outstanding. The Company shall promptly provide to the holders of the Debentures copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

j.   Corporate Existence.  So long as a Purchaser beneficially owns any
     -------------------
Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Debentures and the Warrants (except as otherwise provided therein) and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Debentures and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to the Registration Rights Agreement without (A) providing each Purchaser with written notice of such transaction at least sixty (60) days prior to the consummation of the transaction and (B) obtaining the written consent of all of the Purchasers interest of the then outstanding principal amount of the Debentures on or before the 10th day after the delivery of such notice by the Company.

k.   No Integrated Offerings.  The Company shall not make any offers or sales
     ------------------------
of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

l.   Redemptions and Dividends.  So long as any Purchaser beneficially owns any
     -------------------------
Debentures, the Company shall not, without first obtaining the written approval of such Purchaser, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

m.   Proxy.  The Company shall use its best efforts to cause Louis L.
     -----
Knickerbocker, Tamara Knickerbocker, Anthony P. Shutts, Gerald Margolis and William R. Black to each execute a proxy in form and substance satisfactory to the Purchasers (collectively, the "Proxies") wherein such persons would agree with the Company to vote all shares of Common Stock they own in favor of the transactions contemplated by this Agreement in connection with the shareholder vote required by Section 4(n) hereof and the Company shall use its best efforts to enforce such Proxies in any such shareholder vote.

n.   Stockholders' Meeting.  The Company shall call a meeting of its
     ---------------------
stockholders to be held as promptly as practicable and in any event within one hundred twenty (120) days of the First Closing Date for the purpose of voting upon and approving this Agreement, the Debentures, Warrants and Registration Rights Agreement, the authorization and issuance of the Preferred Stock, the exchange of the Debentures for Preferred Stock and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to comply with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD.

o.   Preferred Stock.  The Company shall use its best efforts to take all
     ---------------
action necessary to issue Preferred Stock with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law and to exchange such Preferred Stock for the Debentures upon the terms and conditions stated herein, including, without limitation as promptly as practicable after (i) obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof; (ii) filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) issuing the Preferred Stock to the Purchasers.

5.   TRANSFER AGENT INSTRUCTIONS.
     ---------------------------

a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Debentures or exercise of the Warrants, as applicable. To the extent and during the periods provided in
Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to
Section 2(f) hereof in the case of the transfer of the Conversion Shares and the Warrant Shares prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

c. If any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144 or such Securities may be sold pursuant to an effective registration statement, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
     ----------------------------------------------

     The obligation of the Company hereunder to issue and sell the Debentures, Preferred Stock and the Warrants to each Purchaser hereunder, and to exchange Preferred Stock for the Debentures, at each Closing, is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions thereto relevant to such Closing, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

1.   A.    With respect to the First Closing:

(i) Each Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

(ii) Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

(iii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the First Closing Date.

(iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

b.     With respect to the Exchange Closing:

(i) Each Purchaser shall have delivered such Purchaser's Debentures in accordance with Section 1(b) above.

(ii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Exchange Closing Date.

(iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) This Agreement, the Debentures, Preferred Stock, Warrants and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the creation and issuance of the Preferred Stock and the exchange of the Preferred Stock for the Debentures, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in
Section 4(n) hereof.

c.     With respect to the Second Closing:

(i) Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

(ii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Second Closing Date.

(iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) This Agreement, the Debentures, Preferred Stock, Warrants and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the creation and issuance of the Preferred Stock, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.


7.      CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.
        -----------------------------------------------------

        The obligation of each Purchaser hereunder to purchase such Purchaser's Debentures and the Warrants hereunder, and to exchange Debentures for the Preferred Stock, at each Closing, is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions relevant to such Closing, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

a.      With respect to the First Closing:

(i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

(ii) The Company shall have delivered to such Purchaser such Purchaser's duly executed Debentures and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

(iii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or the Chief Financial Officer or any Executive Vice-President of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of Schedule 3(d).

(v) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(vi) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the First Closing Date, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit D
                                                                ---------
attached hereto.

(vii) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.
                                                             ---------

(viii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(ix) Such Purchaser shall have received the Proxies in form and substance satisfactory to such Purchaser and such Proxies shall remain in full force and effect and shall not have been revised or amended in any way.

(x) The Purchasers shall have entered into a waiver and agreement for the transactions contemplated hereby with Bank Boston, N.A. relating to that certain Loan and Security Agreement dated as of July 16, 1997 among various Borrowers, including the Company, and Bank Boston, N.A. on terms and conditions acceptable to the Purchasers in their sole discretion.

(xi) The Purchasers shall have completed their due diligence regarding the Company to their complete satisfaction in their sole discretion.

b.      With respect to the Exchange Closing:

(i) The Company shall have delivered to such Purchaser such Purchaser's duly authorized and issued shares of Preferred Stock in accordance with Section 1(b) above.

(ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iii) The representations and warranties (including any additional representations and warranties with respect to the Preferred Stock as may be requested by the Purchasers) of the Company shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Exchange Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer or any Executive Vice-President of the Company, dated as of the Exchange Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of
Schedule 3(d).

(iv) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Exchange Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D attached hereto (with such additions relating to the Preferred Stock
---------
as are usual and customary or advisable in the judgment of the Purchasers).

(vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.
                                                             ---------

(vii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(viii) This Agreement, the Debentures, Warrants and Registration Rights Agreement, the Preferred Stock and the exchange of the Preferred Stock for the Debentures and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

(ix) The Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than 180 days after the First Closing Date and shall be effective and available for use by the Purchasers as of the Exchange Closing Date.

(x) The Preferred Stock shall have terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law.

c.      With respect to the Second Closing:

(i) The Company shall have delivered to such Purchaser such Purchaser's duly executed certificates representing shares of Preferred Stock and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

(ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer or any Executive Vice-President of the Company, dated as of the

Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of Schedule 3(d).

(iv) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Second Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D
                                                                ---------
attached hereto (with such additions relating to the Preferred Stock as are usual and customary or advisable in the judgment of the Purchasers).

(vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.
                                                             ---------

(vii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(viii) The First Closing shall have occurred and the Exchange Closing shall have occurred or shall occur simultaneously with the Second Closing.

(ix) This Agreement, the Debentures, Warrants and Registration Rights Agreement, the Preferred Stock and the exchange of the Debentures for the Preferred Stock and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

(x) The Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than 180 days after the First Closing Date and shall be effective and available for use by the Purchasers as of the Second Closing Date.

(xi) The Closing Bid Price (as defined in the Debentures) for the Common Stock for any twenty (20) out of the thirty (30) consecutive trading days ending on the trading day immediately preceding the Second Closing Date (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such thirty (30) trading day period) shall have been equal to or greater than $7.50 per share.

(xii) The Second Closing Date shall be at least ninety (90) days after the First Closing Date and no more than one (1) year after the First Closing Date.

(xiii) At or prior to the Second Closing, the Debentures shall have been exchanged for the Preferred Stock on terms and conditions satisfactory to the Purchasers.

(xiv) The Preferred Stock shall have terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments including, without limitation, only those voting rights required by law.

8.      GOVERNING LAW; MISCELLANEOUS.
        ----------------------------

a.      Governing Law; Jurisdiction. This Agreement shall be governed by and
        ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in San Francisco, California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

b.      Counterparts.  This Agreement may be executed in two or more
        ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

c.      Headings.  The headings of this Agreement are for convenience of
        --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

d.      Severability.  If any provision of this Agreement shall be invalid or
        ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

e.      Entire Agreement; Amendments.  This Agreement and the instruments
        ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

f.      Notices.  Any notices required or permitted to be given under the terms
        -------
of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                         If to the Company:

                         The L.L. Knickerbocker Co., Inc.
                         25800 Commercenter Drive
                         Lake Forest, CA   92630
                         Telecopy: (714) 595-7913
                         Attention: Anthony P. Shutts, CFO
                         with a copy to:

                         William R. Black, Esq.
                         29 Summitcrest
                         Dove Canyon, CA   92679
                         Telecopy: (714) 888-7700

     If to any Purchaser, to the address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser.

     Each party shall provide notice to the other parties of any change in address.

g.   Successors and Assigns.  This Agreement shall be binding upon and inure to
     ----------------------
the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, each Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit any Purchaser's right to transfer the

Securities pursuant to the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Debentures, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

h.    Third Party Beneficiaries.  This Agreement is intended for the benefit of
      -------------------------
the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.    Survival.  The representations and warranties of the Company and the
      --------
agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive each Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

j.    Publicity.  The Company and each Purchaser shall have the right to approve
      ---------
before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby, including, without limitation, the proxy solicitation materials related to the stockholders' meeting referred to in Section 4(n) hereof; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

k.    Further Assurances.  Each party shall do and perform, or cause to be done
      ------------------
and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.    Termination.  In the event that the First Closing Date shall not have
      -----------
occurred on or before June 10, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

m.    Joint Participation in Drafting.  Each party to this Agreement has
      -------------------------------
participated in the negotiation and drafting of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

n.    Equitable Relief.  The Company acknowledges that a breach by it of its
      ----------------
obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.


THE L.L. KNICKERBOCKER CO., INC.

By:  /s/ Anthony P. Shutts
Name:    Anthony P. Shutts
Title:   Chief Financial Officer

                                                                       EXHIBIT A
                                                                       ---------
                                                                              to
                                                                              --
                                                                      Securities
                                                                      ----------
                                                                        Purchase
                                                                        --------
                                                                       Agreement
                                                                       ---------




THIS CONVERTIBLE TERM DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION
---------------------------------------------------------------------------
HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
----------------------------------------------------------------------------
(THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES
---------------------------------------------------------------------------
REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE
-------------------------------------------------------------------------------
SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE
-----------------------------------------------------------------------
SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE UNDER AN AVAILABLE
-------------------------------------------------------------------------------
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.
-----------------------------------------------------------


                           CONVERTIBLE TERM DEBENTURE
                           --------------------------

Date: June 8, 1998  $__________


          FOR VALUE RECEIVED, THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (hereinafter called the "Borrower" or the "Corporation") hereby promises to pay to the order of ______________________ or registered assigns (individually, the "Holder", and collectively with the holders of all other debentures of same like and tenor, the "Holders") the sum of _________ Dollars ($_______) on October 6, 1998 (the "Scheduled Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum from the date hereof (the "Issue Date") until the same becomes due and payable (which interest shall accrue on a daily basis), whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Debenture which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid. Interest shall be calculated based on a 360 day year and shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions hereof, shall be payable in arrears at such time as the outstanding principal balance hereof with respect to which such interest has accrued becomes due and payable hereunder. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Debenture.

          This Debenture is being issued by the Borrower along with similar convertible term debentures (the "Other Debentures" and, together with this Debenture, the "Debentures") pursuant to that certain Securities Purchase Agreement, dated as of June 8, 1998 by and among the Borrower and the other signatories thereto (the "Securities Purchase Agreement"). This Debenture shall, upon the terms and conditions stated in the Securities Purchase Agreement, be exchanged for shares of the Company's preferred stock with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law.


                                  ARTICLE   I

                                  PREPAYMENT

A.    Limited Right to Prepay.  Upon the occurrence of an Event of Default (as
      -----------------------
defined herein), this Debenture shall be prepaid by the Borrower in accordance with the provisions of Article VII hereof. Except as provided in Paragraph B of this Article I, this Debenture may not be prepaid at the option of Borrower without the prior written consent of the Holder.

B.    Prepayment at Borrower's Option.
      -------------------------------

      (i) Within 5 calendar days prior to the beginning of any month during which the Debentures are outstanding, the Borrower shall provide written notice to the Holders by facsimile and overnight courier as to whether the Borrower will prepay any conversions of Debentures in such calendar month (an "Optional Prepayment Notice"). In the event the Borrower fails to provide an Optional Prepayment Notice to the Holders within such 5 day period, the Borrower shall not be permitted to prepay any conversions of Debentures during such calendar month. In the event a timely Optional Prepayment Notice is provided as aforesaid, upon Borrower's receipt of a Notice of Conversion (as defined in Article III.B below) effected at a Conversion Price (as defined in Article II.E below) determined by the Variable Conversion Price (as defined in Article II.H below) then in effect, so long as (x) no Event of Default (irrespective of the provision of notice, the passage of time or otherwise) or any event which, with the passage of time, would become an Event of Default shall have occurred, (y) the Borrower is not in material violation of any of its obligations under the Securities Purchase Agreement or that certain Registration Rights Agreement, dated as of June 5, 1998, by and among the Borrower, the Holder and the other signatories thereto (the "Registration Rights Agreement"), and (z) the

Registration Statement (as defined in the Registration Rights Agreement) is effective and available for use) then the Borrower shall be obligated to prepay ("Prepayment at Borrower's Election") the entire portion, but only the entire portion, of this Debenture which is the subject of the Notice of Conversion for the Optional Prepayment Amount (as defined below).

      (ii) The "Optional Prepayment Amount" with respect to any portion of this Debenture means an amount, in cash, equal to the product of (x) the Closing Bid Price (as defined in Article II.A below) of the Common Stock on the Conversion Date specified in the Notice of Conversion and (y) the quotient arrived at by dividing (I) the Conversion Amount (as defined in Article II.B below) by (II) the Conversion Price in effect on the Conversion Date specified in the Notice of Conversion. The Optional Prepayment Amount shall be paid to the Holder on or before the date (the "Optional Prepayment Date") which is three (3) business days after the date on which the Borrower has received a Notice of Conversion; provided, however, that the Borrower shall not be obligated to deliver any portion of the Optional Prepayment Amount until either the Debenture being prepaid is delivered to the office of the Borrower or its transfer agent, or the Holder notifies the Borrower or its transfer agent that such Debenture has been lost, stolen or destroyed and delivers the documentation required in accordance with Article IX.H hereof.

      (iii) If the Borrower fails to deliver the Optional Prepayment Amount to the Holder on or before the Optional Prepayment Date (an "Optional Prepayment Default"), the Borrower shall pay to Holder an amount equal to:

                 (.24) x (D/365) x (Optional Prepayment Amount)

where:

      "D" means the number of days from the Optional Prepayment Date through and including the date on which the Borrower delivers the Optional Prepayment Amount to the Holder.

      The payments to which Holder shall be entitled pursuant to this subparagraph (iii) are referred to herein as "Prepayment Default Payments." Holder may elect to receive accrued Prepayment Default Payments in cash or to convert all or any portion of such accrued Prepayment Default Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Optional Prepayment Default through the Conversion Date for such conversion. In the event Holder elects to receive any Prepayment Default Payments in cash, it shall so notify the Corporation in writing. In the event Holder elects to convert all or any portion of the Prepayment Default Payments into Common Stock, Holder shall indicate on a Notice of Conversion such portion of the Prepayment Default Payments which Holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of Article III.

          (iv) In the event of an Optional Prepayment Default, the Holder shall have the right, at any time prior to the Borrower's delivery of the Optional Prepayment Amount to the Holder, to convert the Optional Prepayment Amount into Common Stock in accordance with the procedures set forth in Article III hereof at the lowest Conversion Price in effect during the period beginning on, and including, the Conversion Date specified in the Notice of Conversion which triggered the Borrower's rights pursuant to Paragraph B(i) above through and including the day such shares of Common Stock are delivered to the Holder.

          (v) In the event of an Optional Prepayment Default hereunder or under any other Debenture, the Borrower shall forever forfeit its rights to effect a Prepayment at Borrower's Election pursuant to this Article I.B.


                                 ARTICLE   II

                              CERTAIN DEFINITIONS

          The following terms shall have the following meanings:

A. "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the aggregate principal amount represented by the then outstanding Debentures ("Majority Holders") if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

A. "Conversion Amount" means the portion of the principal amount of this Debenture being converted plus any accrued and unpaid interest thereon through the Conversion Date and any Prepayment Default Payments payable with respect thereto, each as specified in the notice of conversion in the form attached hereto (the "Notice of Conversion").

A. "Conversion Date" means, for any Optional Conversion (as defined below), the date specified in the Notice of Conversion so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation at or before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

A. "Conversion Percentage" shall have the following meaning and shall be subject to adjustment as provided herein:

       If the Conversion Date is:     Then the Conversion Percentage is:
       -------------------------      ---------------------------------

       Prior to the 181st day                  100%
       following the Issue Date

       On or after the 181st day following      97%
       the Issue Date and Prior to the
       271st day following the Issue Date

       On or after the 271st day following    94.5%
       the Issue Date and Prior to the
       366th day following the Issue Date

       On or after the 366th day following      92%
       the Issue Date and Prior to the
       731st day following the Issue Date

       On or after the 731st day following      90%
       the Issue Date

A. "Conversion Price" means (i) with respect to any Conversion Date occurring prior to the earliest of (a) the 181st day following the Issue Date,
(b) the first Announcement Date (as defined in Article VIII.C hereof) after the Issue Date or (c) the delivery by the Corporation of the notice specified in
Section 4(j)(A) of the Securities Purchase Agreement (as defined herein) (such earliest date referred to herein as the "First Variable Conversion Date"), the Fixed Conversion Price and (ii) with respect to any Conversion Date on or after the First Variable Conversion Date, the lower of the Fixed Conversion Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

A. "Fixed Conversion Price" means $4.02, and shall be subject to adjustment as provided herein.

A.    "N" means the number of days from, but excluding, the Issue Date.

A. "Variable Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage then in effect by the average of the lowest Closing Bid Prices for the Corporation's common stock, no par value per share ("Common Stock"), for any seven (7) trading days during the thirty (30) consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such thirty (30) trading day period), and shall be subject to adjustment as provided herein. For the avoidance of doubt, the trading day immediately preceding any Conversion Date is the last calendar day that is a trading day and which is immediately preceding the Conversion Date.


                                 ARTICLE  III

                                  CONVERSION

A.    Conversion at the Option of the Holder.  (i) Subject to the limitations on
      --------------------------------------
conversions contained in Paragraph C of this Article III, the Holder may, at any time and from time to time on or after the Issue Date, convert (an "Optional Conversion") all or any part of the outstanding principal amount of this Debenture, plus all accrued interest thereon through the Conversion Date, into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

                               Conversion Amount
                               -----------------
                               Conversion Price

A.    Mechanics of Conversion. In order to effect an Optional Conversion, a
      -----------------------
Holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation for the Common Stock and (y) surrender or cause to be surrendered this Debenture, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall immediately send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either this Debenture is delivered to the Corporation as provided above, or the Holder notifies the Corporation that such certificates have been lost, stolen or destroyed and delivers the documentation to the Company required by Article IX.H hereof.

1.    Delivery of Common Stock Upon Conversion.  Upon the surrender of this
      ----------------------------------------
Debenture accompanied by a Notice of Conversion, the Corporation shall, no later than the later of (a) the second business day following the Conversion Date and
(b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to
Article IX.H) (the "Delivery Period"), issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of the portion of this Debenture being converted and (y) a new Debenture in the form hereof representing the balance of the principal amount hereof not being converted, if any. If the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

1.    Taxes.  The Corporation shall pay any and all taxes which may be imposed
      -----
upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of this Debenture.

1.    No Fractional Shares.  If any conversion of this Debenture would result in
      --------------------
the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Debentures shall be the next higher whole number of shares.

1.    Conversion Disputes.  In the case of any dispute with respect to a
      -------------------
conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within two business days of receipt of the Notice of Conversion. The accountant, at the Corporation's sole expense, shall audit the calculations and notify the Corporation and the holder of the results no later than two business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

A.    Limitations on Conversions.  The conversion of this Debenture shall be
      --------------------------
subject to the following limitations (each of which limitations shall be applied independently):

1.                  Cap Amount.  If, notwithstanding the representations and
                    ----------
warranties of the Company contained in Section 3(c) of the Securities Purchase Agreement, the Company is prohibited by Rule 4460(i) of the National Association of Securities Dealers, Inc. ("NASD"), or any successor or similar rule, or the rules or regulations of any other securities exchange on which the Common Stock is then listed or traded, from issuing a number of shares of Common Stock in excess of a prescribed amount (the "Cap Amount"), then the Company shall not be required to issue shares in excess of the Cap Amount; provided, however, that this limitation in this Article III.C.(i) shall not apply and shall be of no further force and effect after the date of the effectiveness of the shareholder approval (the "Shareholder Approval Date") referred to in Section 4(n) of the Securities Purchase Agreement. Assuming solely for purposes of this paragraph C that such Rule 4460(i) is applicable, the Cap Amount shall be 3,813,503 shares. The Cap Amount shall be allocated pro rata to the Holders of the Debentures as provided in Article IX.D. In the event the Corporation is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph
(i), the Corporation shall comply with Article VI.

1.                  No Five Percent Holders. In no event shall a holder of the
                    -----------------------
Debentures be entitled to receive shares of Common Stock upon a conversion to the extent that the sum of (x) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of the Debentures or the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, the warrants (the "Warrants") issued by the Corporation pursuant to the Securities Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this subparagraph is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. Except as provided in the immediately succeeding sentence, the restriction contained in this subparagraph (ii) shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holders of a majority of the outstanding principal amount of the Debentures shall approve such alteration, amendment, deletion or change. In applying the foregoing, such limitation should be applied in conjunction with the application of limitations on conversion or exercise analogous to the foregoing limitation.


                                 ARTICLE   IV

                     RESERVATION OF SHARES OF COMMON STOCK

A.    Reserved Amount.  On the Issue Date, the Corporation shall reserve
      ---------------
3,000,000 of the authorized but unissued shares of Common Stock for issuance upon conversion of the Debentures and, within one week of the Issue Date, the Corporation shall increase such number of shares so reserved from 3,000,000 to at least 3,720,000 and thereafter the number of authorized but unissued shares of Common Stock so reserved (as so increased, the "Reserved Amount") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Debentures at the then current Conversion Price thereof. The Reserved Amount shall be allocated to the Holders of the Debentures as provided in
Article IX.D.

A.    Increases to Reserved Amount.  If the Reserved Amount for any three
      ----------------------------
consecutive trading days (the last of such three trading days being the "Authorization Trigger Date") shall be less than 135% of the number of shares of Common Stock issuable upon conversion of the Debentures, the Corporation shall immediately notify the Holders of the Debentures of such occurrence and shall take immediate action (including, if necessary, seeking shareholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the Debentures. In the event the Corporation fails to so increase the Reserved Amount within, in the event shareholder approval is required, ninety (90) days, or, in the event only approval of the Company's Board of Directors is required, ten (10) days after an Authorization Trigger Date, each Holder of the Debentures shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to require the Corporation to prepay for cash, at the Default Amount (as defined in Article VII.B), a portion of the Holder's principal amount outstanding of the Debentures (plus accrued interest thereon) such that, after giving effect to such prepayment, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Debenture. If the Corporation fails to pay the Default Amount within five (5) business days after its receipt of such Default Notice, then such Holder shall be entitled to the remedies provided in Article VII.C. Subject to the limitations on issuance of shares of Common Stock in excess of any Holder's Cap Amount, notwithstanding anything else contained herein, if the Corporation has a sufficient number of authorized shares of Common Stock, the Corporation shall immediately issue additional shares of Common Stock to any Holder who has exceeded its allocated portion of the Reserved Amount upon conversions by such Holder of its Debentures.

A.    Adjustment to Conversion Price.  If the Corporation is prohibited, at any
      ------------------------------
time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because the Corporation does not then have available a sufficient number of authorized and reserved shares of Common Stock, then the Fixed Conversion Price in respect of any Debentures held by any Holder (including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to any such Holder) shall be adjusted as provided in Article V.A.

                                  ARTICLE   V

                        FAILURE TO SATISFY CONVERSIONS

A.    Conversion Defaults; Adjustments to Conversion Price.  The following shall
      ----------------------------------------------------
constitute a "Conversion Default": (i) following the submission by a Holder of a Notice of Conversion, the Corporation fails for any reason (other than because of an event described in clause (iii) below) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such Holder is entitled upon such conversion, (ii) the Corporation provides notice to any Holder of a Debenture at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of the Debentures (other than because of an event described in clause (iii) below), or (iii) the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because the Corporation (A) does not have available a sufficient number of authorized and reserved shares of Common Stock or (B) such issuance would exceed the then unissued portion of such Holder's Cap Amount. In the case of a Conversion Default described in clause (i) or (iii) above, the Fixed Conversion Price in respect of any Debentures held by such Holder (including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to such Holder) shall thereafter be the lesser of (x) the Fixed Conversion Price on the date of the Conversion Default and (y) the lowest Conversion Price in effect during the period beginning on, and including, such date through and including (A) in the case of a Conversion Default referred to in clause (i) above, the earlier of (1) the day such shares of Common Stock are delivered to the Holder and (2) the day on which the holder regains its rights as a holder of the Debentures with respect to such unconverted Debentures pursuant to the provisions of Article IX.L hereof, and
(B) in the case of a Conversion Default referred to in clause (iii) above, the date on which the prohibition on issuances of Common Stock terminates. In the case of a Conversion Default described in clause (ii) above, the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Default Cure Date (as hereinafter defined). Following any adjustment to the Fixed Conversion Price pursuant to this Article V.A, the Fixed Conversion Price shall thereafter be subject to further adjustment for any events described in Article VIII. Upon the occurrence of each reset of the Fixed Conversion Price pursuant to this Paragraph A, the Corporation, at its expense, shall promptly compute the new Fixed Conversion Price and prepare and furnish to each Holder of the Debentures a certificate setting forth such new Fixed Conversion Price and showing in detail each Conversion Price in effect during such reset period.

     "Default Cure Date" means (i) with respect to a Conversion Default described in clause (i) of its definition, the date the Corporation effects the conversion of all of the outstanding Debentures, and (ii) with respect to a Conversion Default described in clause

(ii) of its definition, the date the Corporation issues freely tradeable shares of Common Stock in satisfaction of all conversions of the Debentures in accordance with Article III.A, and (iii) with respect to either type of a Conversion Default, the date on which the Corporation prepays the Debentures held by such holder pursuant to paragraph C of this Article V.

A.    Buy-In Cure.  Unless the Corporation has notified the applicable holder in
      -----------
writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a Holder upon a conversion of the Debentures or (b) there shall occur a Legend Removal Failure (as defined in Article VII.A(iv) below) and (ii) thereafter, such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of the unlegended shares of Common Stock (the "Sold Shares") which such Holder anticipated receiving upon such conversion (a "Buy-In"), the Corporation shall pay such Holder (in addition to any other remedies available to the Holder) the amount by which (x) such Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold Shares. For example, if a Holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the Holder $1,000. A Holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such Holder pursuant to this Paragraph B. The Corporation shall make any payments required pursuant to this Paragraph B in accordance with and subject to the provisions of Article IX.J.

A.    Right to Require Prepayment.  If the Corporation fails, and such failure
      ---------------------------
continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the Holder, for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the Holders shall have the remedies set forth in Articles IV and VI, respectively) to issue shares of Common Stock within 10 business days after the expiration of the Delivery Period with respect to any conversion of the Debentures, then the Holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to have all or any portion of such Holder's outstanding Debentures prepaid by the Corporation for cash, at the Default Amount (as defined in Article VII.B). If the Corporation fails to pay such Default Amount within five business days after its receipt of a Default Notice, then such Holder shall be entitled to the remedies provided in Article VII.C.

                                  ARTICLE  VI

                    INABILITY TO CONVERT DUE TO CAP AMOUNT

A.    Obligation to Cure.  If at any time prior to the Shareholder Approval Date
      ------------------
the then unissued portion of any Holder's Cap Amount is less than 135% of the number of shares of Common Stock then issuable upon conversion of such Holder's Debentures (a "Trading Market Trigger Event"), the Corporation shall immediately notify the Holders of Debentures of such occurrence and shall take immediate action (including, if necessary, seeking the approval of its shareholders to authorize the issuance of the full number of shares of Common Stock which would be issuable upon the conversion of the Debentures but for the Cap Amount) to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Cap Amount ("Trading Market Prohibitions"). In the event the Corporation fails to eliminate all such Trading Market Prohibitions within ninety (90) days after the Trading Market Trigger Event, then each Holder of Debentures shall thereafter have the option, exercisable in whole or in part at any time and from time to time until such date that all such Trading Market Prohibitions are eliminated, by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to require the Corporation to repay for cash, at the Default Amount, a principal amount of the Holder's Debentures such that, after giving effect to such repayment, the then unissued portion of such Holder's Cap Amount exceeds 135% of the total number of shares of Common Stock issuable upon conversion of such Holder's Debentures. If the Corporation fails to pay the Default Amount within five (5) business days after its receipt of a Default Notice, then such Holder shall be entitled to the remedies provided in Articles VI.B and VII.C. On or after the Shareholder Approval Date, the Corporation shall treat any such Trading Market Prohibitions as eliminated.

A.    Remedies.  If the Corporation fails to repay any Debentures pursuant to
      --------
Article VI.A within five business days after its receipt of such Default Notice, and thereafter the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because such issuance would exceed the then unissued portion of such Holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities, any holder who is so prohibited from converting its Debentures may elect, as an additional remedy, to require, with the consent of Holders of at least fifty percent (50%) of the aggregate outstanding principal amount of the Debentures (including any Debentures held by the requesting Holder), the Corporation to terminate the listing of its Common Stock on the Nasdaq SmallCap Market (or any other stock exchange, interdealer quotation system or trading market) and to cause its Common Stock to be eligible for trading on the over-the-counter electronic bulletin board.

A.    Adjustment to Conversion Price.  If the Corporation is prohibited, at any
      ------------------------------
time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because such issuance would exceed the then unissued portion of such Holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities then the Fixed Conversion Price in respect of any Debentures held by any Holder (including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued) shall be adjusted as provided in
Article V.A.


                                 ARTICLE  VII

                               EVENTS OF DEFAULT

A.    Events of Default.  In the event (each of the events described in clauses
      -----------------
(i)-(ix) below after expiration of the applicable cure period (if any) being an "Event of Default"):

1. the Corporation fails (i) to pay the principal hereof when due, whether at maturity, upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and such failure continues for a period of five (5) business days after the due date hereof;

1. the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Debentures) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of 10 trading days in any nine month period;

1. the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of that certain Registration Rights Agreement by and among the Corporation and the other signatories thereto entered into in connection with the Securities Purchase Agreement (the "Registration Rights Agreement") has not been declared effective by the 180th day following the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing Date") or such Registration Statement, after being declared effective, cannot be utilized by the Holders of the Debentures for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 30 days;

1. the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holders of the Debentures upon conversion of any of the Debentures as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement (a "Legend

Removal Failure"), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the Holder;

1. the Corporation provides notice to any Holder of the Debentures, including by way of public announcement, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any Holder of the Debentures upon conversion in accordance with the terms of the Debentures (other than due to the circumstances contemplated by Articles IV or VI for which the holders shall have the remedies set forth in such Articles);

1.         the Corporation shall:

                    (1) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

                    (1) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged and the Corporation has not sold or issued Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance); or

                    (1) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended); or

1. the Corporation otherwise shall breach any material term hereunder (including; without limitation, Article IV hereof) or under the Securities Purchase Agreement, including, without limitation, the representations and warranties in the Securities Purchase Agreement or the Registration Rights Agreement and such breach continues uncured for 10 business days after the Corporation has been notified thereof in writing by any Holder;

1. the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed; or

1. bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation.

then, upon the occurrence of any such Event of Default, at the option of each Holder, exercisable in whole or in part at any time and from time to time by delivery of a Default Notice (as defined in Paragraph C below) to the Corporation while such Event of Default continues, the Corporation shall pay the Holders (and upon the occurrence of an Event of Default specified in subparagraphs (viii) and (ix) of this Paragraph A, the Corporation shall be required to pay the Holders), in satisfaction of its obligation to pay the outstanding principal amount of the Debentures and accrued and unpaid interest thereon, an amount equal to the Default Amount and such Default Amount, together with all other ancillary amounts payable hereunder, shall immediately become due and payable, all without demand, presentment or notice, all of which are hereby expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. For the avoidance of doubt, the occurrence of any event described in clauses (v), (vi), (viii) or
(ix) above shall immediately constitute an Event of Default and there shall be no cure period. Upon the Corporation's receipt of any Default Notice hereunder (other than during the three trading day period following the Corporation's delivery of a Default Announcement (as defined below) to all of the Holders in response to the Corporation's initial receipt of a Default Notice from a holder of the Debentures, the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a "Default Announcement") to all holders of the Debentures stating the date upon which the Corporation received such Default Notice and the amount of the Debentures covered thereby. The Corporation shall not redeem any Debentures during the three trading day period following the delivery of a required Default Announcement hereunder. At any time and from time to time during such three trading day period, each holder of the Debentures may request (either orally or in writing) information from the Corporation with respect to the instant default (including, but not limited to, the aggregate principal amount outstanding of Debentures covered by Default Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

A.             Definition of Default Amount.  The "Default Amount" with respect
               ----------------------------
to a Debenture means an amount equal to the greater of:

          (i)                V              x  M
                    --------------------
                            C P

     and  (ii)      V   x   111%


where:

     "V" means the principal amount aggregate outstanding of the Debentures being paid plus all accrued and unpaid interest thereon and any Prepayment Default Payments (if any) through the payment date;

     "CP" means the Conversion Price in effect on the date on which the Corporation receives the Default Notice; and

     "M" means (i) with respect to all repayments other than repayments pursuant to Article VII.A(vi) hereof, the highest Closing Bid Price of the Corporation's Common Stock during the period beginning on the date on which the Corporation receives the Default Notice and ending on the date immediately preceding the date of payment of the Default Amount and (ii) with respect to repayments pursuant to Article VII.A(vi) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Default Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the repayment obligation. For purposes of this definition, "fair market value" shall be determined by the mutual agreement of the Corporation and Holders of a majority-in-interest of the then outstanding principal amount of the Debentures, or if such agreement cannot be reached within five business days prior to the date of repayment, by an investment banking firm selected by the Corporation and reasonably acceptable to Holders of a majority-in-interest of the then outstanding principal amount of the Debentures, with the costs of such appraisal to be borne by the Corporation.

A.         Failure to Pay Default Amounts.  If the Corporation fails to pay
           ------------------------------
any Holder the Default Amount with respect to any Debenture within five business days after its receipt of a notice requiring such repayment (a "Default Notice"), then the holder of any Debenture delivering such Default Notice (i) shall be entitled to interest on the Default Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Default Notice until the date of payment of the Default Amount hereunder, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of Paragraph A of Article III) all or any portion of the Default Amount, plus interest as aforesaid, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date on which the Corporation receives the Default Notice and ending on the Conversion Date with respect to the conversion of such Default Amount. In the event the Corporation is not able to repay all of the outstanding Debentures subject to Default Notices delivered prior to the date upon which such repayment is to be effected, the Corporation shall repay the outstanding Debentures from each holder pro rata, based on the total amounts due the Debentures at the time of repayment included by such holder in all Default Notices delivered prior to the date upon which such repayment is to be effected relative to the total amounts due under the

Debentures at the time of repayment included in all of the Default Notices delivered prior to the date upon which such repayment is to be effected.


                                 ARTICLE VIII

                      ADJUSTMENTS TO THE CONVERSION PRICE

     The Conversion Price shall be subject to adjustment from time to time as follows:

A.        Stock Splits, Stock Dividends, Etc.  If, at any time on or after the
          -----------------------------------
First Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

B.        Adjustment Due to Merger, Consolidation, Etc.  If, at any time after
          ---------------------------------------------
the First Closing Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Corporate Change"), then the Holders of the Debentures shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion (without giving effect to the limitations contained in Article III.C) had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the principal amount of the Debentures then outstanding) shall be made with respect to the rights and interests of the Holders of the Debentures to the end that the economic value of the Debentures are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Fixed Conversion Price so that the Fixed Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Fixed Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change and an immediate revision to the Variable Conversion Price so that it is determined as provided in Article II.H but based on the price of the common stock of the surviving entity and the market in which such common stock is traded) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Corporate Change unless (i) each holder of the Debentures has received written notice of such transaction at least 75 days prior thereto, but in no event later than 20 days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonably satisfactory to the Holders of a majority of the principal amount of the Debentures then outstanding) the obligations of the Debentures. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the Debentures outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

C.        Adjustment Due to Major Announcement.  In the event the Corporation at
          ------------------------------------
any time after the First Closing Date (i) makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) or to sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise (the date of the announcement referred to in clause (i) or (ii) of this Paragraph C is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the tenth trading day following the earlier of the consummation of the proposed transaction or tender offer, exchange offer or another transaction or the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price determined in accordance with
Article II.E on the Conversion Date set forth in the Notice of Conversion for the Optional Conversion. From and after the tenth trading day following the Abandonment Date, the Conversion Price shall be determined as set forth in
Article II.E. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or another transaction for which a public announcement as contemplated by this Paragraph C has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this Paragraph C to become operative.

D.        Adjustment Due to Distribution.  If, at any time after the First
          ------------------------------
Closing Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then the Holders of the Debentures shall be entitled, upon any conversion of the Debentures after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article III.C) had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

E.        Issuance of Other Securities With Variable Conversion Price.  If, at
          -----------------------------------------------------------
any time after the First Closing Date, the Corporation shall issue any securities which are convertible into or exchangeable for Common Stock ("Convertible Securities") at a conversion or exchange rate based on a discount to the market price of the Common Stock at the time of conversion or exercise, then the Conversion Percentage in respect of any conversion of any portion of this Debenture after such issuance shall be calculated utilizing the higher of the greatest discount applicable to any such Convertible Securities and the discount then in effect in calculating the Variable Conversion Price.

F.        Purchase Rights.  If, at any time after the First Closing Date, the
          ---------------
Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holders of the Debentures will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Debentures (without giving effect to the limitations contained in Article III.C) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

G.        Notice of Adjustments.  Upon the occurrence of each adjustment or
          ---------------------
readjustment of the Conversion Price pursuant to this Article VIII, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder of the Debentures a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder of the Debentures, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of any Debenture.

                                  ARTICLE  IX

                                 MISCELLANEOUS

A.        Failure or Indulgency Not Waiver. No failure or delay on the part of
          --------------------------------
any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

B.        Notices.  Any notices required or permitted to be given under the
          -------
terms of this Debenture shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                    If to the Corporation:

                    The L.L. Knickerbocker Co., Inc.
                    25800 Commercenter Drive
                    Lake Forest, CA   92630
                    Telecopy: (714) 595-7913
                    Attention: Anthony P. Shutts, CFO

                    with a copy to:

                    William R. Black, Esq.
                    29 Summitcrest
                    Dove Canyon, CA 92679
                    Telecopy: (714) 888-7700

     If to the Holder, to the address set forth under such Holder's name on the signature page to the Securities Purchase Agreement executed by such Holder. Each party shall provide notice to the other parties of any change in address.

A.        Amendment Provision.  This Debenture and any provision hereof may only
          -------------------
be amended by an instrument in writing signed by the Corporation and all of the Holders. The term "Debenture" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

A.        Assignability; Allocation of Cap Amount and Reserved Amount.  This
          -----------------------------------------------------------
Debenture shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the holder and its successors and assigns. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the Holders of the Debentures based on the aggregate principal amount of Debentures issued to each Holder. Each increase to the Cap Amount and the Reserved Amount shall be allocated pro rata among the Holders of Debentures based on the outstanding principal amount of Debentures held by each Holder at the time of the increase in the Cap Amount or Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Debentures, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Debentures shall be allocated to the remaining Holders of Debentures, pro rata based on the outstanding principal amount of Debentures then held by such Holders.

A.        Cost of Collection.  If default is made in the payment of this
          ------------------
Debenture, the Corporation shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

A.        Governing Law; Jurisdiction.  This Debenture shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Corporation irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in San Francisco, California in any suit or proceeding based on or arising under this Debenture and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Corporation irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Corporation further agrees that service of process upon the Corporation mailed by first class mail shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Corporation agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

A.        Denominations.  At the request of Holder, upon surrender of this
          -------------
Debenture, the Corporation shall promptly issue new Debentures in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as Holder shall request.

A.        Lost or Stolen Debentures.  Upon receipt by the Corporation of (i)
          -------------------------
evidence of the loss, theft, destruction or mutilation of any Debenture and (ii)
(y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of any Debenture, the Corporation shall execute and deliver a new Debenture of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Debenture if the holder contemporaneously requests the Corporation to convert such Debenture.

A.        Quarterly Statements of Available Shares.  For each calendar quarter
          ----------------------------------------
beginning in the quarter in which the initial registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter so long as any Debentures are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each Holder a written report notifying the holders of any occurrence which prohibits the Corporation from issuing Common Stock upon any such conversion. The report shall also specify (i) the total outstanding principal amounts of Debentures as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Debentures prior to the end of such quarter,
(iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Debentures as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Debentures before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall deliver the report for each quarter to each Holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, within 15 days after delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) - (iv) of this Paragraph I as of the date of such request. Simultaneously with delivering such quarterly statements or responding to such written request, the Corporation shall issue a press release with substantially the same information.

A.        Payment of Cash; Defaults.  Whenever the Corporation is required to
          -------------------------
make any cash payment to a Holder under the Debentures (as a Conversion Default Payment, upon prepayment, repayment or otherwise), such cash payment shall be made to the Holder within five business days after delivery by such Holder of a notice specifying that the Holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five business day period, such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

A.        Restrictions on Shares.  The shares of Common Stock issuable upon
          ----------------------
conversion of this Debenture may not be sold or transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws, (ii) the Corporation shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in such circumstances) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act or (iii) they are sold under Rule 144 under the Act. Except as otherwise provided in the Securities Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of this Debenture that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Debenture, the Corporation shall remove the foregoing legend from the certificate and issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Corporation shall have received either (A) an opinion of counsel, in form, substance and scope customary for opinions in such circumstances, to the effect that any such legend may be removed from such certificate, or (B) satisfactory representations from Holder that Holder is eligible to sell such security under Rule 144 or (ii) a registration statement under the Securities Act covering the resale of such securities is in effect. Nothing in this Debenture shall (i) limit the Corporation's obligation under the Registration Rights Agreement, or
(ii) affect in any way Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

A.        Status as Debentureholder.  Upon submission of a Notice of Conversion
          -------------------------
by a Holder of the Debentures, (i) the principal amount of the Debentures and the interest thereon covered thereby (other than any portion of the Debentures, if any, which cannot be converted because their conversion would exceed such Holder's allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock as of the Conversion Date and (ii) the Holder's rights as a holder of such Debentures shall cease and terminate (but only with respect to that portion of the Debentures covered by such Notice of Conversion), excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of the Debentures. In situations where
Article V.B is applicable, the number of shares of Common Stock referred to in clauses (i) and (ii) of the immediately preceding sentence shall be determined on the date on which such shares of Common Stock are delivered to the Holder. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion of Debentures for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such 10 business day period) the portion of the principal amount and interest thereon subject to such conversion shall be deemed outstanding under the Debentures and the Corporation shall, as soon as practicable, return the Debentures to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive payments pursuant to Article V.C to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article V.A) for the Corporation's failure to convert the Debentures.

A.        Remedies Cumulative.  The remedies provided in this Debenture shall be
          -------------------
cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Debenture. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Debentures and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of the Debentures shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has caused this Debenture to be executed by its duly authorized officer.


                                         THE L.L. KNICKERBOCKER CO., INC.


                                         By:____________________________________
                                               Name:____________________________
                                               Title:___________________________

                                                                       Exhibit 1
                                                                       ---------
                             NOTICE OF CONVERSION

To: The L.L. Knickerbocker Co., Inc.
    25800 Commercenter Drive
    Lake Forest, CA  92630
    Telecopy: (714) 595-7913
    Attention: Anthony P. Shutts, CFO

The undersigned hereby irrevocably elects to convert $____________ principal amount of the Debenture (the "Conversion"), into shares of common stock ("Common Stock") of The L.L. Knickerbocker Co., Inc. (the "Corporation") according to the conditions of the Convertible Term Debenture dated June __, 1998 (the "Debenture"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of the Debenture is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Debenture shall be made pursuant to registration of the Common Stock under the Securities Act or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Debenture(s) for the principal balance which shall not have been converted.

Check Box if Applicable:

    In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the

    Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.


                                   Date of Conversion:

                                   Applicable Conversion Price:

                                   Amount of Accrued and Unpaid Interest on the Principal Amount to be converted, if any:

                                   Amount of Conversion Default Payments or
                                   Prepayment Default Payments to be converted, if any:

                                   Number of Shares of Common Stock to be
                                   Issued:

                                   Signature:___________________________________

                                   Name:________________________________________

                                   Address:_____________________________________

                                                                       EXHIBIT B
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement


     VOID AFTER 5:00 P.M. NEW YORK CITY
     TIME ON JUNE 8, 2003


     THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase ______ Shares of
                                            Common Stock, no par value per share

Date: June 8, 1998

                        THE L.L. KNICKERBOCKER CO., INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, [___________________], or its registered assigns, is entitled to purchase from THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, [___________________ (______)] fully paid and nonassessable shares of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price per share (the "Exercise Price") equal to $4.72. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of June 8, 1998, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement"). All monetary denominations set forth herein shall refer to the lawful currency of the United States of America.

     This Warrant is subject to the following terms, provisions, and conditions:

I.        Manner of Exercise; Issuance of Certificates; Payment for Shares.
          ----------------------------------------------------------------
Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is permitted to effect a Cashless Exercise (as defined in Section 11(c) hereof) pursuant to
Section 11(c) hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "Exercise Default"), then the Company shall pay to the holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the difference between the Market Price (as defined in Section 4(l) below) on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with Section 1 (the "Exercise Default Date") less the Exercise Price, multiplied by (c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (d) .24, where N = the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

          (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the fifth (5th) day of the month following the month in which it has accrued; and

          (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock (in accordance with the terms contained in Article VII of the Debentures of the Company issued pursuant to the Securities Purchase Agreement (the "Debentures")) at the lower of the Exercise Price or the Market Price (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued.

     Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

I.        Period of Exercise.   This Warrant is immediately exercisable, at any
          ------------------
time or from time to time on or after the date of initial issuance hereof (the "Issue Date") and before 5:00 p.m., New York City time on the fifth anniversary of the original date of issuance of this Warrant (the "Exercise Period").

I.        Certain Agreements of the Company.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

(1)           Shares to be Fully Paid. All Warrant Shares will, upon issuance in
              -----------------------
accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

(1)           Reservation of Shares.  During the Exercise Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

(1)           Listing.  The Company shall promptly secure the listing of the
              -------
shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(1)           Certain Actions Prohibited.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(1)           Successors and Assigns.  This Warrant will be binding upon any
              ----------------------
entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

I.        Antidilution Provisions.  During the Exercise Period, the Exercise
          -----------------------
Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

(1)           Adjustment of Exercise Price.  Except as otherwise provided in
              ----------------------------
Sections 4(c) and 4(e) hereof, if and whenever during the Exercise Period the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:


                          E'   =   E    x     O + P/M
                                              -------
                                               CSDO
           where:

           E'   =  the adjusted Exercise Price;
           E    =  the then current Exercise Price;
           M    =  the then current Market Price (as defined in Section 4(1));
           O    =  the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
           P    =  the aggregate consideration, calculated as set forth in
                   Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and
           CSDO =  the total number of shares of Common Stock Deemed Outstanding
                   (as defined in Section 4(l)) immediately after the Dilutive
                   Issuance.

(1)                Effect on Exercise Price of Certain Events.  For purposes of
                   ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

(a)                    Issuance of Rights or Options.  If the Company in any
                       -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

(a)                     Issuance of Convertible Securities.
                        ----------------------------------

                   (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                   (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "Assumed Variable Market Price"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

(a)                     Change in Option Price or Conversion Rate.  If there is
                        -----------------------------------------
a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

(a)                     Treatment of Expired Options and Unexercised Convertible
                        --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

(a)                     Calculation of Consideration Received.  If any Common
                        -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

(a)                     Exceptions to Adjustment of Exercise Price.  No
                        ------------------------------------------
adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing Date") and set forth on Schedule 3(c) of the Securities Purchase Agreement in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of any Debentures, Preferred Stock (as defined in the Securities Purchase Agreement, the "Preferred Stock") or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon conversion of the Debentures, Preferred Stock or exercise of the Warrants.

(1)                     Subdivision or Combination of Common Stock.  If the
                        ------------------------------------------
Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(1)                     Adjustment in Number of Shares.  Upon each adjustment of
                        ------------------------------
the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(1)                     Consolidation, Merger or Sale.  In case of any
                        -----------------------------
consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as were issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any consolidation of the Company with, or merger of the Company into, any other corporation or the sale or conveyance of all or substantially all of the assets of the Company, at any time during the Exercise Period, the holder of the Warrant shall, at its option, have the right to receive, in connection with such transaction, cash consideration equal to the fair market value of this Warrant as determined in accordance with customary valuation methodology used in the investment banking industry.

(1)                     Distribution of Assets.  In case the Company shall
                        ----------------------
declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(1)                     Notice of Adjustment.  Upon the occurrence of any event
                        --------------------
which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(1)                    Minimum Adjustment of Exercise Price.  No adjustment of
                       ------------------------------------
the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(1)                     No Fractional Shares.  No fractional shares of Common
                        --------------------
Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

(1)                     Other Notices.  In case at any time:
                        -------------

(a) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

(a) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(a) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

(a) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date, if known, on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(1)                     Certain Events.  If, at any time during the Exercise
                        --------------
Period, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

(1)                Certain Definitions.
                   -------------------

(a) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

(a) "Market Price," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market for the five (5) trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock for the five (5) trading days immediately preceding such date or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

(a) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

I.                 Issue Tax.  The issuance of certificates for Warrant Shares
                   ---------
upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

I.                 No Rights or Liabilities as a Shareholder.  This Warrant
                   -----------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

I.                 Transfer, Exchange, Redemption and Replacement of Warrant.
                   ---------------------------------------------------------

(1)                      Restriction on Transfer.  This Warrant and the rights
                         -----------------------
granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) and (g) hereof and to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of June 8, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

(1)                     Warrant Exchangeable for Different Denominations.  This
                        ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(1)                     Replacement of Warrant.  Upon receipt of evidence
                        ----------------------
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(1)                     Cancellation; Payment of Expenses.  Upon the surrender
                        ---------------------------------
of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

(1)                     Warrant Register.  The Company shall maintain, at its
                        ----------------
principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(1)                     Exercise or Transfer Without Registration.  If, at the
                        -----------------------------------------
time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

(1)                     Additional Restrictions on Exercise or Transfer.
                        -----------------------------------------------
Notwithstanding anything contained herein to the contrary, this Warrant shall not be exercisable by a holder hereof to the extent (but only to the extent) that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the

Warrants or the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and to what extent this Warrant shall be exercisable with respect to other securities owned by such holder shall be in the sole discretion of the holder and submission of this Warrant for full or partial exercise shall be deemed to be the holder's determination of whether and the extent to which this Warrant is exercisable, in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exercisability. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (a) hereof. Except as provided in the immediately succeeding sentence, the restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's then outstanding Common Stock.

I.                 Registration Rights.  The initial holder of this Warrant (and
                   -------------------
certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees as set forth therein.

I.                 Notices.  Any notices required or permitted to be given under
                   -------
the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

              If to the Company:

                   The L.L. Knickerbocker Co., Inc.
                   25800 Commercenter Drive
                   Lake Forest, CA  92630
                   Telecopy: (714) 595-7913
                   Attention: Anthony P. Shutts, CFO
              with a copy to:

                   William R. Black, Esq.
                   29 Summitcrest
                   Dove Canyon, CA  92679
                   Telecopy: (714) 888-7700

              If to the Holder:



              with a copy to:



I.                 Governing Law; Jurisdiction.  This Warrant shall be governed
                   ---------------------------
by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in San Francisco, California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

I.                 Miscellaneous.
                   -------------

(1)                     Amendments.  This Warrant and any provision hereof may
                        ----------
only be amended by an instrument in writing signed by the Company and the holder hereof.

(1)                     Descriptive Headings.  The descriptive headings of the
                        --------------------
several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(1)                     Cashless Exercise.  Notwithstanding anything to the
                        -----------------
contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time after the first anniversary of the Issue Date until the end of the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the last reported sale price per share of the Common Stock on the date of exercise (as reported on the Nasdaq National Market, or if not so reported, as reported on the principle United States securities market on which the Common Stock is then traded) and the Exercise Price, and the denominator of which shall be such last reported sale price per share of Common Stock.

(1)                     Business Day.  For purposes of this Warrant, the term
                        ------------
"business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                       THE L.L. KNICKERBOCKER CO., INC.


                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)

To:  The L.L. Knickerbocker Co., Inc.
     25800 Commercenter Drive
     Lake Forest, CA  92630
     Telecopy: (714) 595-7913
     Attention: Anthony P. Shutts, CFO

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of The L.L. Knickerbocker Co., Inc., a corporation organized under the laws of the State of California (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if an exemption from registration is unavailable:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

1. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:____________________         _____________________________________
                                             Signature of Holder

                                                                       EXHIBIT C
                                                                       ---------
                                                                              to
                                                                              --
                                                                      Securities
                                                                      ----------
                                                                        Purchase
                                                                        --------
                                                                       Agreement
                                                                       ---------


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 8, 1998,
     ---------------------------------------------------------------------------
by and among THE L. L. KNICKERBOCKER CO., INC., a corporation organized under
-----------------------------------------------------------------------------
the laws of the State of California, with headquarters located at 25800
-----------------------------------------------------------------------
Commercenter Drive, Lake Forest, CA 92630 (the "Company"), and the undersigned
------------------------------------------------------------------------------
(together with affiliates, the "Initial Investors").
----------------------------------------------------

     WHEREAS:
     --------

     A. In connection with the Securities Purchase Agreement of even date
     --------------------------------------------------------------------
herewith by and between the Company and the Initial Investors (the "Securities
------------------------------------------------------------------------------
Purchase Agreement"), the Company has agreed, upon the terms and subject to the
-------------------------------------------------------------------------------
conditions contained therein, to issue and sell to the Initial Investors in two
-------------------------------------------------------------------------------
tranches (a), in the first tranche, (i) convertible debentures ("Debentures") in
--------------------------------------------------------------------------------
the aggregate principal amount of Seven Million Dollars ($7,000,000), which are
-------------------------------------------------------------------------------
convertible into shares of the Company's common stock, no par value per share
-----------------------------------------------------------------------------
(the "Common Stock"), which Debentures (to the extent not previously converted)
-------------------------------------------------------------------------------
shall, upon the terms and conditions stated in the Securities Purchase
----------------------------------------------------------------------
Agreement, prior to or simultaneously with the closing of the second tranche
----------------------------------------------------------------------------
described below, be exchanged for shares of the Company's preferred stock with a
--------------------------------------------------------------------------------
stated value equal to the aggregate outstanding principal balance of the
------------------------------------------------------------------------
Debentures with terms substantially similar to the Debentures and such
----------------------------------------------------------------------
additional terms as are usual and customary for similar instruments, including,
-------------------------------------------------------------------------------
without limitation, only those voting rights required by law (the "Preferred
----------------------------------------------------------------------------
Stock"), and (ii) warrants (the "Warrants") to acquire an aggregate number of
-----------------------------------------------------------------------------
shares of Common Stock computed by dividing the aggregate principal amount of
-----------------------------------------------------------------------------
such Debentures by the Fixed Conversion Price (hereinafter defined) multiplied
------------------------------------------------------------------------------
by fifteen percent (15%) and (b), in the second tranche, (i) shares of Preferred
--------------------------------------------------------------------------------
Stock with an aggregate stated value of Three Million Dollars ($3,000,000.00)
-----------------------------------------------------------------------------
and (ii) Warrants to acquire an aggregate number of shares of Common Stock
--------------------------------------------------------------------------
computed by dividing the aggregate stated value of such Preferred Stock by the
------------------------------------------------------------------------------
Fixed Conversion Price (as defined in the Debentures) multiplied by fifteen
---------------------------------------------------------------------------
percent (15%).  The shares of Common Stock issuable upon conversion of or
-------------------------------------------------------------------------
otherwise pursuant to the Debentures or the Preferred Stock (which defined term
-------------------------------------------------------------------------------
shall be deemed to include both the Preferred Stock issued in exchange for the
------------------------------------------------------------------------------
Debentures and the Preferred Stock issued in the second tranche, as described
-----------------------------------------------------------------------------
above) are referred to herein as the "Conversion Shares" and the shares of
--------------------------------------------------------------------------
Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are
--------------------------------------------------------------------------------
referred to herein as the "Warrant Shares."
-------------------------------------------

     B. To induce the Initial Investors to execute and deliver the Securities
     ------------------------------------------------------------------------
Purchase Agreement, the Company has agreed to provide certain registration
--------------------------------------------------------------------------
rights under the Securities Act of 1933, as amended, and the rules and
----------------------------------------------------------------------
regulations thereunder, or any similar successor statute (collectively, the
---------------------------------------------------------------------------
"Securities Act"), and applicable state securities laws;
--------------------------------------------------------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants
     -------------------------------------------------------------------------
contained herein and other good and valuable consideration, the receipt and
---------------------------------------------------------------------------
sufficiency of which are hereby acknowledged, the Company and the Initial
-------------------------------------------------------------------------
Investors hereby agree as follows:
----------------------------------

     1.  DEFINITIONS.
     ---------------

         a. As used in this Agreement, the following terms shall have the following meanings:

              (i) "Investors" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

              (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

              (iii) "Registrable Securities" means (i) the Conversion Shares,
(ii) the Warrant Shares and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing, whether as default payments or otherwise.

              (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.  REGISTRATION.
         ------------

         a.   Mandatory Registration.  The Company shall prepare and use its
              ----------------------
best efforts to file with the United States Securities and Exchange Commission ("SEC"), on or prior to the date (the "Filing Date") which is twenty (20) days after the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing

Date") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors (as determined pursuant to Section 11(j) hereof)) covering the resale of at least 3,981,195 Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of reductions in the Conversion Price of the Debentures or the Exercise Price of the Warrants in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion Price of the Debentures to decrease to the extent the bid price of the Common Stock decreases. The Registrable Securities included in the Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Initial Investors and their counsel prior to its filing or other submission.

         b.   Underwritten Offering.  If any offering pursuant to a Registration
              ---------------------
Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

         c.   Payments by the Company. The Company shall use its best efforts to
              -----------------------
cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day after the First Closing Date (the "Registration Deadline"). If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Date or declared effective by the SEC on or before the Registration Deadline or if, after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to the Registration Statement (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason outside the control of the Investors) or (ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market (the "NNM"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Registration Deadline, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the aggregate principal amount of the Debentures held by such Investor (including, without limitation, Debentures that have been converted into Conversion Shares then held by such Investor) (the "Aggregate Principal Amount"), multiplied by (ii) two percent (2.0%), multiplied by (iii) the sum of
(x) the number of months (pro rated for partial months) after the Filing Date and prior to the date the Registration Statement required to be filed pursuant to Section 2(a) is filed with the SEC, plus (y) the number of months (pro rated for partial months) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC, plus (z) the number of additional months (prorated for partial months) that sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective or the Common Stock is not listed or included for quotation on the NNM, the NYSE or AMEX; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution. For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $20,000 per month for each $1,000,000 of Aggregate Principal Amount until the Registration Statement becomes effective. Such amounts shall be paid in cash or, at each Investor's option, may be convertible into Common Stock at the "Conversion Price" (as defined in the Debentures). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Article III of the Debentures), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period.

         d.   Piggy-Back Registrations.  If at any time prior to the expiration
              ------------------------
of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) and the Company is not prohibited from including such Registrable Securities on such Registration Statement, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         e.   Eligibility for Form S-3.  The Company represents and warrants
              ------------------------
that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         f.   Rule 416.  The Company and the Investors each acknowledge that an
              --------
indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of reductions in the

Conversion Price of the Debentures in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion Price to decrease to the extent the bid price of the Common Stock decreases (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to take all steps necessary to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Securities Act are covered by the Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities. If the Company determines that the Registration Statements filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a "Rule 416 Notice") setting forth the basis for the Company's position and the authority therefor.

     3.  OBLIGATIONS OF THE COMPANY.
         --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         a. The Company shall prepare promptly and use its best efforts to file with the SEC the Registration Statement required by Section 2(a) as soon as practicable after the First Closing Date (but in no event later than the Filing
Date), and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline), and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Investors) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event (i) the Company delivers a Rule 416 Notice to the Investors or the Investors who hold a majority in interest of the Registrable Securities shall reasonably determine, or the SEC shall state formally or informally, that Rule 416 under the Securities Act does not permit a registration statement to cover securities which may become issuable upon conversion or exercise of convertible or exercisable securities by reason of reductions in the conversion or exercise price of such securities and
(ii) the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any three (3) consecutive trading days (the last of such three (3) trading days being the "Registration Trigger Date"), insufficient to cover one hundred thirty-five percent (135%) of the Registrable Securities issued or issuable upon conversion of the Debentures and exercise of the Warrants (without giving effect to any limitations on conversion or exercise contained in Article III.C of the Debentures or Section 7(g) of the Warrants), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities so issued or issuable (without giving effect to any limitations on conversion or exercise contained in Article III.C of the Debentures or Section 7(g) of the Warrants) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. In the event the Company fails to obtain the effectiveness of any such Registration Statement within sixty (60) days after a Registration Trigger Date, each Investor shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to the Company (a "Repurchase Notice"), to require the Company to purchase for cash, at an amount per share equal to the Default Amount (as defined in Article VII of the Debentures), a portion of the Investor's Debentures such that the total number of Registrable Securities included on the Registration Statement for resale by such Investor exceeds 135% of the Registrable Securities issued or issuable upon conversion of such Investor's Debentures and exercise of such Investor's Warrants (without giving effect to any limitations on conversion or exercise contained in Article III of the Debentures or Section 7(g) of the Warrants). If the Company fails to purchase any of such Debentures within five (5) business days after its receipt of a Repurchase Notice, then such Investor shall be entitled to the remedies provided in Article VII.C of the Debentures.

         c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

         d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

         g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

         h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

         i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         j. At the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substances as is customarily given in an underwritten public offering and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

         k. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

         l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         m. The Company shall use its best efforts to promptly either (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the NNM and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

         n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.

         p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         q. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

         r. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         s. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

     4.  OBLIGATIONS OF THE INVESTORS.
         ----------------------------

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

         b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

         c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

         d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Debentures in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of such notice and for which such Investor has not yet settled.

         e. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(e)
to the contrary, this Section 4(e) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

     5.  EXPENSES OF REGISTRATION.
         ------------------------

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel selected by the Investors, and underwriting discounts and commissions shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6.  INDEMNIFICATION.
         ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

         b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section
9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

         c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.  CONTRIBUTION.
         ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.  REPORTS UNDER THE EXCHANGE ACT.
         ------------------------------

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

A. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

B. furnish to each Investor so long as such Investor owns Debentures, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.  ASSIGNMENT OF REGISTRATION RIGHTS.
         ---------------------------------

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the Debentures, the Warrants or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement, the Debentures or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

     10. AMENDMENT OF REGISTRATION RIGHTS.
         --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company , the Initial Investors (to the extent the Initial Investors still own Debentures, Warrants or Registrable Securities) and Investors who hold a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.
         -------------

         a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

              The L.L. Knickerbocker Co., Inc.
              25800 Commercenter Drive
              Lake Forest, CA  92630
              Telecopy: (714) 595-7913
              Attention: Anthony P. Shunts, CFO

         with a copy to:

              William R. Black, Esq.
              29 Summit crest
              Dove Canyon, CA  92679
              Telecopy: (714) 888-7700

              If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

         c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         d.   Governing Law; Jurisdiction. This Agreement shall be governed by
              ---------------------------
and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in San Francisco, California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         e. This Agreement, the Securities Purchase Agreement, the Debentures and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Debentures and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

         f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         j. All consents, approvals and other determinations to be made by the Investors or the Initial Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Debentures and Warrants then outstanding had been converted into or exercised for Registrable Securities) then held by all Investors or by the Initial Investors, as the case may be.

         k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined as if all Debentures and Warrants then outstanding and held by an Investor were converted into or exercised for Registrable Securities.

         l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.


                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Initial Investors and the Company have caused this Agreement to be duly executed as of the date first above written.


THE L.L. KNICKERBOCKER CO., INC.

By:___________________________________
Name:_________________________________
Title:________________________________

INITIAL INVESTOR:


MARSHALL CAPITAL MANAGEMENT, INC.

  By:_________________________________
  Name:_______________________________
  Title:______________________________


RESIDENCE: Delaware

ADDRESS:  11 Madison Avenue
          New York, NY 10010
          Telecopy: (212) 325-6519
          Attn: Allan D. Weine

INITIAL INVESTOR:



CC INVESTMENTS, LDC

By:  CSS Corporation Ltd.,
     Corporate Secretary

  By:_________________________________
  Name:_______________________________
  Title:______________________________


RESIDENCE: Cayman Islands

ADDRESS:
           CC Investments, LDC
           c/o Portfolio Manager
           Castle Creek Partners, L.L.C.
           333 West Wacker Drive, Suite 1410
           Chicago, Illinois  60606
           Phone: (312) 554-2770
           Facsimile: (312) 435-2636

     with copies of all notices to:

           Peter H. Lieberman, Esq.
           Altheimer & Gray
           10 South Wacker Drive, Suite 4000
           Chicago, Illinois  60606
           Phone: (312) 715-4015
           Facsimile: (312) 715-4150

INITIAL INVESTOR:

CAPITAL VENTURES INTERNATIONAL

By:   Heights Capital Management,
       its authorized agent

       By:_______________________________
       Name:_____________________________
       Title:____________________________


RESIDENCE:     Cayman Islands

ADDRESS:
            c/o Heights Capital Management
            425 California, Suite 1100
            San Francisco, CA 94104
            Telecopy: (415) 403-6525
            Attention: Andrew Frost

with copies of all notices to:

            Klehr, Harrison, Harvey, Branzburg & Ellers
            1401 Walnut Street
            Philadelphia, PA  19102
            Telecopy: (215) 568-6603
            Attention: Stephen T. Burdumy, Esquire

                                                                       EXHIBIT 1
                                                                              to
                                                                    Registration
                                                                          Rights
                                                                       Agreement

                                    [Date]

[Name and address
of transfer agent]


                     RE:  THE L.L. KNICKERBOCKER CO., INC.

Ladies and Gentlemen:

     We are counsel to THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company (i) convertible debentures due _________ (the "Debentures") and preferred stock due ____________ (the "Preferred Stock"), both of which are convertible into shares (the "Conversion Shares") of the Company's common stock, no par value per share (the "Common Stock"), and (ii) warrants (the "Warrants") to acquire shares of Common Stock (the "Warrant Shares"). The Debentures, Preferred Stock and the Warrants were issued by the Company pursuant to a Securities Purchase Agreement, dated as of June 8, 1998, by and among the Company and the signatories thereto
(the "Agreement").   Pursuant to a Registration Rights Agreement, dated as of
June 8, 1998, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1998, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

                  [Other customary language to be included.]

                                       Very truly yours,

cc:   [Name of Investor]